UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Value Line Small Cap Opportunities Fund, Inc.

Value Line Mid Cap Focused Fund, Inc.

Value Line Select Growth Fund, Inc.

Value Line Larger Companies Focused Fund, Inc.

Value Line Asset Allocation Fund, Inc.

Value Line Capital Appreciation Fund, Inc.

Value Line Core Bond Fund

(Name of Registrant as Specified in its Charter)

_____________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Value Line Small Cap Opportunities Fund, Inc.
Value Line Mid Cap Focused Fund, Inc.
Value Line Select Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Capital Appreciation Fund, Inc.
Value Line Core Bond Fund
7 Times Square, Suite 1606
New York, New York 10036-6524
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 15, 2024
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the investment companies set forth above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, 45th floor, New York, New York 10007 on November 15, 2024 at 9:30 a.m. (Eastern Time).
The Meeting is being called to consider and act upon the following proposals for each Fund:
1.	To elect three nominees for Directors, as named in the Proxy Statement, of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.
2.	To transact such other business as may properly come before the Meeting or any adjournment, postponements or delays thereof.
The close of business on August 28, 2024 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment(s) or postponement(s) thereof.
PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED, IRRESPECTIVE WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. NO POSTAGE IS REQUIRED IF THE PROXY IS MAILED IN THE UNITED STATES.
THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) OF EACH FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.
This is a Joint Notice and Proxy Statement for the Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one of the Funds listed, please vote with respect to each such Fund.
If you have any questions regarding the proposals or need assistance in completing your proxy cards or casting your vote by mail, telephone or via the Internet, please

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call Broadridge Financial Solutions, Inc., which has been engaged to provide professional proxy solicitation and tabulation services and assist shareholders in the voting process, at 1-877-777-8588 (toll-free). Representatives are available Monday through Friday, 9:00 a.m.- 10:00 p.m. (Eastern Time), and Saturday and Sunday, 10:00 a.m. - 6:00 p.m. (Eastern Time).
Important Notice Regarding the Availability of Proxy Materials for the Meeting: This Notice of Special Meeting of Shareholders, the Proxy Statement and the forms of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.
By Order of the Boards of Directors,
Mitchell E. Appel, President
September 12, 2024

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PROXY STATEMENT
Value Line Small Cap Opportunities Fund, Inc.
Value Line Mid Cap Focused Fund, Inc.
Value Line Select Growth Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.
Value Line Asset Allocation Fund, Inc.
Value Line Capital Appreciation Fund, Inc.
Value Line Core Bond Fund
7 Times Square, Suite 1606
New York, New York 10036-6524
SPECIAL MEETING OF SHAREHOLDERS
This Proxy Statement contains the information that you should know before voting on the proposals summarized below. If you attend the special meeting of shareholders (the “Meeting”) of Value Line Mutual Funds listed above (each, a “Fund” and collectively, the “Funds”) to which this Proxy Statement relates, you may vote your shares in person. This is a Joint Proxy Statement for the Funds. The shares you own in a particular Fund may only be voted with respect to that Fund. If you own shares in more than one Fund, please vote with respect to each such Fund.
If you do not plan to attend the Meeting, you may vote by proxy in one of the following three ways:
Internet – Simply log on to the website address located on your Proxy Card. You will need the control number and check digit found on the Proxy Card at the time you execute your vote.
Phone – Simply dial the toll-free number on the enclosed Proxy Card and follow the automated instructions. Please have the Proxy Card available at the time of the call.
Mail – Simply sign, date, and complete the reverse side of the Proxy Card and return it in the postage-paid envelope provided.
In order to attend the Meeting in person, shareholders must bring valid photographic identification. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee), you must request a “legal proxy” from your financial intermediary or other nominee.
The Board plans to begin sending this Proxy Statement, the attached notice of the Meeting and the enclosed Proxy Card on or about September 12, 2024 to all shareholders entitled to vote.

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Your vote is very important. If many shareholders choose not to vote, a Fund may not receive enough votes to reach a quorum in order to conduct the Meeting for that Fund. Whether or not you plan to attend the Meeting in person, please mark, sign, date, and return the enclosed Proxy Card in the enclosed postage-paid envelope or vote by phone or via the Internet today.
Each Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of their Fund’s report should call 1-800-243-2729 (toll-free), write to the Fund at the above address or visit the Funds’ website, www.vlfunds.com and click on the “Forms & Literature” tab, then the “Fund Literature” tab, and lastly a Fund’s “Annual Report”. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.
Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. A separate copy of an annual report, semi-annual report or this Proxy Statement will be delivered promptly to any shareholder at a shared address upon request. Shareholders should submit their request by contacting the applicable Fund at the address and phone number set forth in the preceding paragraph. Shareholders sharing an address may submit a request to switch in the future, from receiving a separate copy to receiving a shared copy, or from receiving a shared copy to receiving a separate copy, by calling the phone number set forth above.
Introduction
This Proxy Statement is being furnished to shareholders of each Fund in connection with the solicitation of proxies by each Fund’s Board of Directors1 (collectively, the “Board”) for the Meeting to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, 45th floor, New York, New York 10007 on November 15, 2024 at 9:30 a.m. (Eastern Time), and at any subsequent time which may be made necessary by the adjournment, postponements or delays thereof.
Each Fund is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
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One of the Funds is organized as a Massachusetts business trust and the other Funds are organized as Maryland corporations. References in this Proxy Statement to “directors” include both the trustees of the Fund that is a Massachusetts business trust and directors of those Funds that are Maryland corporations.

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PROPOSALS
The following table summarizes the proposals to be presented at the Meeting and the Funds to which they apply:

PROPOSAL	FUNDS	PAGE NUMBER
(1) Elect three nominees for Directors of the Funds, as named in this Proxy Statement, each of whom will serve until he or she resigns, is removed, dies, retires or becomes incapacitated.	All Funds	6
(2) Transact such other business as may properly come before the Meeting or any adjournment, postponements or delays thereof.	All Funds	17

The Board recommends that each Fund’s shareholders elect three persons, Messrs. James E. Hillman and Cornelius V. Kilbane, Jr. and Ms. Linda R. Ridolfi, to serve as directors. This proposal is being submitted to a vote of shareholders as more fully described below in this Proxy Statement under the heading “Proposal 1: Election of Directors”.
It is expected that no business other than the Director Election Proposal may properly be presented for consideration at the Meeting. If any other procedural matter relating to the proposals at the Meeting is properly presented at the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their discretion.
THE BOARD (INCLUDING ALL OF THE
INDEPENDENT DIRECTORS) RECOMMENDS
THAT YOU VOTE IN FAVOR OF THE PROPOSALS.
Each shareholder is entitled to one vote for each share (and a fractional vote for each fractional share) outstanding in such shareholder’s name on the books of each Fund on August 28, 2024 (the “Record Date”). Shareholders who owned shares of any Fund at the close of business on the Record Date are entitled to vote on all of their Fund’s business at the Meeting and any adjournment thereof.
The following table sets forth the number of shares outstanding as of the Record Date for each Fund:

FUND	SHARES OUTSTANDING AS OF THE RECORD DATE
Value Line Small Cap Opportunities Fund, Inc.	11,361,114
Value Line Mid Cap Focused Fund, Inc.	49,720,022
Value Line Select Growth Fund, Inc.	11,447,937
Value Line Larger Companies Focused Fund, Inc.	10,007,044
Value Line Asset Allocation Fund, Inc.	21,160,685
Value Line Capital Appreciation Fund, Inc.	37,729,214
Value Line Core Bond Fund	2,803,618

It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety. The explanation provided in the Proxy Statement will help you to decide on the issues.

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PROPOSAL 1. Election of Directors
The purpose of this Proposal is to elect three nominees as Directors to the Board: Messrs. James E. Hillman and Cornelius V. Kilbane, Jr. and Ms. Linda R. Ridolfi (the “Nominees”). Ms. Ridolfi and Mr. Kilbane are not currently serving on the Board. Mr. Hillman is currently serving as a Director, having been previously appointed by the Board in accordance with the requirements of the 1940 Act. Mr. Hillman also is the Chairman of the Board. Because he serves by Board appointment, Mr. Hillman will continue to serve as a Director and the Chairman even if not elected by shareholders.
Neither Mr. Hillman, nor Mr. Kilbane, nor Ms. Ridolfi is an “interested person” (within the meaning of the 1940 Act) (“Independent Director”) of each Fund. A person is referred to as “Independent” if he or she is not an “interested person” (as defined in the 1940 Act) of the Fund and a person is referred to as “Interested” if he or she is an “interested person” (as so defined) of the Fund.
The Board currently consists of four Directors: Messrs. Hillman and Mitchell E. Appel, Dr. Paul Craig Roberts and Ms. Joyce E. Heinzerling. All of the current Directors, except for Mr. Appel, are Independent Directors. Three of the current Directors (Mr. Appel, Dr. Roberts and Ms. Heinzerling) were previously duly elected by shareholders, while one (Mr. Hillman) is serving by Board appointment in accordance with the requirements of the 1940 Act. Dr. Roberts has indicated he intends to resign from the Board, after decades of dedicated service, at the close of the 2024 calendar year. Following his resignation, two-thirds (rather than three-fourths) of the Board will have been previously elected by shareholders.
The 1940 Act requires a certain percentage of the Directors to have been elected by shareholders and further requires that such elections occur before the Board can appoint any new Director to fill vacancies or expand the Board. To properly seat Ms. Ridolfi and Mr. Kilbane as Directors, and to facilitate future compliance with the requirements of the 1940 Act which mandate a minimum percentage of elected and Independent Directors, the Board recommends that shareholders elect Messrs. Hillman and Kilbane and Ms. Ridolfi.
If the Nominees are elected, Mr. Hillman will continue as Director and Ms. Ridolfi and Mr. Kilbane will become Directors. The Board will consist of six Directors (five Directors after Dr. Roberts resigns) - all of whom will have been elected by shareholders. If the Nominees are elected, the Independent Directors will continue to constitute at least 75% of the Board (both before and after Dr. Robert resigns) and the Funds will continue to have an Independent Director (Mr. Hillman) serving as their Chairperson.
Each Nominee will be elected by shareholders to hold office until he or she resigns, is removed, dies, retires or becomes incapacitated. Each Nominee has consented to being named in this Proxy Statement and has indicated his or her willingness to serve (or, in the case of Mr. Hillman, continue to serve) if elected. In the unanticipated event that any Nominee should be unable to serve, the persons named as proxies on the enclosed Proxy

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Card may vote for such other person as shall be designated by the Board. The persons named as proxies on the enclosed Proxy Card intend to vote at the Meeting (unless otherwise directed) for the election of the Nominees.
The following table sets forth each Nominee’s name, year of birth, position(s) with the Funds, principal occupation and employment during the past five years, the number of portfolios in the same “fund complex” as the Funds that the Nominee would oversee if elected, and other directorships held by the Nominee. The address of each Nominee for purposes of Fund business is c/o Value Line Mutual Funds, 7 Times Square, Suite 1606, New York, New York 10036-6524.

Name and Year of Birth	Position(s) with the Funds, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee(1)	Other Directorships
Independent Nominees:
Linda R. Ridolfi (1970)	Nominee	President, Philadelphia Financial Resource Group (since 2021); Director, President, and Chief Executive Officer, Plus North America, Inc. (since 2018); Director, President, and Chief Executive Officer, Oldmans Township Airport Authority, Inc. (since 2020); Chief Compliance Officer and Partner, Penn Capital Management Company, LLC, 2016-2021.	7	None
Cornelius V. Kilbane, Jr. (1955)	Nominee	Partner, EisnerAmper (since 2022); Director and Manager, Kilbane Group LLC (since 2020); Director and Audit Committee Chair, The Irish Repertory Theater Company Inc (since 2010); Partner, Raich Ende Malter & Co, 2000-2022; Director and Board Chair, PrimeGlobal, 2011-2021.	7	None
James E. Hillman* (1957)	Director (since 2015); Chair of the Board of the Value Line Funds (since 2016)	Chief Financial Officer, Notre Dame School of Manhattan, 2011–2023; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006–2011.	7	Director, Miller/Howard High Income Equity Fund (since 2014).

(1)	In accordance with SEC rules, the number of portfolios included in this column assumes that the Nominee has been elected.
*	Mr. Hillman currently serves as an Independent Director of each Fund and the Chairperson of the Board.
The following table sets forth each Director’s (unless disclosed in the prior table) name, year of birth, position(s) with the Funds, principal occupation and employment during the past five years, the number of portfolios in the same “fund

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complex” as the Funds that the Director oversees, and other directorships held by the Director. The address of each Director for purposes of Fund business is c/o Value Line Mutual Funds, 7 Times Square, Suite 1606, New York, New York 10036-6524.

Name and Year of Birth	Position(s) with the Funds, Length of Service	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Interested Director**:
Mitchell E. Appel (1970)	Director (since 2010); President (since 2008)	President of each of the 7 Value Line Funds since June 2008; Trustee, Chief Executive Officer, and Treasurer of the Adviser; President since February 2009 and Chief Financial Officer since April 2008 of the Distributor.	7	Forethought Variable Insurance Trust.
Independent Director:
Joyce E. Heinzerling (1956)	Director (since 2008)	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2020.	7	KOP Therapeutics Corp. (biotechnology) (2019–2024).
Paul Craig Roberts (1939)	Director (since 1983)	Chairman, Institute for Political Economy.	7	None

**	Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Asset Management (the “Adviser”) and EULAV Securities LLC (the “Distributor”).
Board of Directors Structure.
As noted above, the Board currently is comprised of four Directors, three of whom (75%) are Independent Directors. The Board has appointed Mr. Hillman (an Independent Director) as its Chairperson. The Board has established three standing committees: the Audit Committee, the Nominating/Governance Committee and the Valuation Committee. The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Directors. The Valuation Committee is composed of an Independent Director and an Interested Director. See “Committees and Board Meetings” below for a further description of the composition, duties and responsibilities of these committees.
The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure, including an Independent Director as the Board’s Chairperson, is appropriate in light of the asset size of the Funds, the

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number of Funds, and the nature of the Funds’ business, and is consistent with industry best practices. In particular, the Board believes that having a supermajority of Independent Directors is appropriate and in the best interests of each Fund’s shareholders.
Risk Oversight by the Board.
As part of its responsibilities for oversight of the Funds, the Board oversees risk management of each Fund’s investment programs and business affairs. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Independent Directors also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures and the Funds’ code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.
The Board, including the Independent Directors, has approved the Funds’ compliance program and appointed the Funds’ Chief Compliance Officer, who is responsible for testing the compliance procedures of the Funds and certain of their service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Funds, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Funds’ compliance program. The Independent Directors generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.
Qualifications and Experience of the Board and Nominees.
The Board believes that each Director’s and Nominee’s experience, qualifications, attributes and skills, both on an individual basis and in combination with those of the other Directors and Nominees, lead to the conclusion that each Director and Nominee should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. The ability of a Director and Nominee to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Director or officer (in the case of Mr. Appel) of the Funds, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared

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characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Director and Nominee that support the conclusion that each person is qualified to serve as a Director.
Mr. Appel has served as an Interested Director on the Board since 2010. His relevant experience includes serving as President of each of the Value Line Funds since 2008, as well as CEO of the Adviser and President of the Distributor since 2009.
Ms. Heinzerling has served as an Independent Director on the Board since 2008. Her relevant experience includes being a principal of a regulatory consulting company, former general counsel to an investment adviser and a director of an unaffiliated mutual fund family.
Mr. Hillman has served as an Independent Director on the Board since 2015 and Chairman of the Board since 2016. His relevant experience includes being a Certified Public Accountant, serving as an independent director to closed-end mutual funds and authoring the book Regulated Investment Companies, as well as having been a Principal Financial Officer of registered investment advisors and a tax partner of two public accounting firms.
Mr. Kilbane, if elected, will serve as an Independent Director on the Board. His relevant experience includes being a partner at advisory and accounting firms and serving on other boards, including independent accounting and business advisory firms.
Ms. Ridolfi, if elected, will serve as an Independent Director on the Board. Her relevant experience includes being the president of a real estate investment and development group and the former chief compliance officer of an asset manager and founding several companies.
Dr. Roberts has served as an Independent Director on the Board since 1983. His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.
Material Relationships of the Independent Director Nominees.
As of July 31, 2024, none of the Independent Directors (including the Nominees for Independent Directors), nor any of their “immediate family members” (as defined below), had any direct or indirect interest whether by contract, arrangement or otherwise, in any of (i) EULAV Asset Management, the Funds’ current investment adviser, (ii) EULAV Securities LLC, the Funds’ principal underwriter and distributor or (iii) any other “entity in a control relationship” (as defined below) to the Adviser or the Distributor.
During the calendar years 2022 and 2023, none of the Independent Directors (including the Nominees that are Independent Directors), nor any of their immediate family members, had a material interest in a transaction or a series of

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similar transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each, a “Fund Related Party”):
•	a Fund
•	an officer of a Fund
•	a “related fund” (as defined below)
•	an officer of any related fund
•	the Adviser or the Distributor
•	an officer of the Adviser or the Distributor
•	an entity in a control relationship with the Adviser or the Distributor
•	an officer of an entity in a control relationship with the Adviser or the Distributor
During the calendar years 2022 and 2023, none of the Independent Directors (including the Nominees that are Independent Directors), nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any Fund Related Party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.
The “immediate family members” of any person are his or her spouse, children in the person’s household (including step and adoptive children) and any dependent of the person. An “entity in a control relationship” means any person who controls, is controlled by or is under common control with the named person. A “related fund” is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act for which EULAV Asset Management or any of its affiliates act as investment adviser.
Since the beginning of the most recently completed fiscal year of each Fund, no Nominee has purchased or sold any securities of EULAV Asset Management, its parents, or their respective subsidiaries.
Committees and Board Meetings.
The Board has three standing committees – the Nominating/Governance Committee, Valuation Committee and the Audit Committee.
Nominating and Governance Committee. The current members of the Nominating/Governance Committee are Mr. James E. Hillman, Dr. Paul Craig Roberts and Ms. Joyce E. Heinzerling, all of whom are Independent Directors. The Nominating/Governance Committee of each Fund met one time during 2023.

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The Nominating/Governance Committee operates pursuant to a written charter, a copy of which is attached to this Proxy Statement as Appendix A. The Nominating/Governance Committee is responsible for recommending to the Board persons to be nominated for election as Directors. Pursuant to the rules under the 1940 Act, only Independent Directors may select and nominate other Independent Directors for the Funds. The Nominating/Governance Committee generally does not consider nominees recommended by shareholders, but may do so if the Nominating/Governance Committee deems it appropriate. Shareholders who want to recommend nominees can contact the Nominating/Governance Committee by sending a signed letter that provides relevant information regarding the nominee and includes: (i) the shareholder’s name and address; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if such shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. The letter should be addressed to Value Line Mutual Funds Board of Directors – Nominating/Governance Committee, c/o Value Line Mutual Funds, 7 Times Square, Suite 1606, New York, New York 10036-6524.
The Nominating/Governance Committee’s charter provides for certain criteria to be used in evaluating candidates for Independent Directors. The Nominating/Governance Committee expects that all candidates should generally have the following characteristics:
1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Funds, any adviser to the Funds, or the Funds’ principal underwriter.
2.
The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. As fiduciaries, mutual fund directors must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a director. The Nominating/Governance Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.
The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment and should be willing and able to contribute constructively to the decision-making process of the Funds.

4.
The candidate should be committed to understanding the Funds and the responsibilities of an Independent Director of an investment company and to regularly attending and participating in meetings of the Board and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds and to act in the interests of all shareholders.

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6.
The candidate should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of a an Independent Director.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board will be considered. For each candidate, the Nominating/Governance Committee shall evaluate specific experience in light of the makeup of the then-current Board. The Nominating/Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating/Governance Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Director.
In evaluating candidates, the Nominating/Governance Committee may, but shall not be required to, consider whether a candidate would qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act. Each existing Independent Director shall continue to serve in such capacity in accordance with, and subject to, the Funds’ charter documents and any policies adopted by the Boards relating thereto. Any re-nomination of an existing Independent Director is not viewed as automatic, but instead is based on continuing qualification under the criteria set forth above. In addition, the Nominating/Governance Committee will consider the existing Independent Director’s performance on the Board and any Board committees.
The Nominating/Governance Committee has the authority to retain and terminate any search firm or other consultant to be used to identify Independent Director candidates, including the authority to approve such firm’s or consultant’s fees and other retention terms. The Nominating/Governance Committee is empowered to cause the Funds to pay the compensation of any search firm or other consultant engaged by the Nominating/Governance Committee.
In addition to members of the Nominating/Governance Committee, the President
and other officers of the Funds, even if not members of the Nominating/
Governance Committee, may be solicited for their input on candidates and to recruit candidates for the Board. The Nominating/Governance Committee will give candidates recommended by the President and other officers of the Funds the same consideration given any other candidate.
The Nominating/Governance Committee makes nominations for the appointment or election of Independent Directors in accordance with its charter and by applying the criteria and principles set forth above.
Each Nominee standing for shareholder election as an Independent Director has been selected by the Nominating/Governance Committee on this basis. Each Independent Director Nominee was selected as a candidate to be a Director by the current Independent Directors.

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Valuation Committee. The current members of the Valuation Committee are Mr. Mitchell E. Appel and Ms. Joyce E. Heinzerling. The Valuation Committee reviews any action taken by the Pricing Committee, which consists of certain officers and employees of the Funds and the Adviser, in accordance with the valuation procedures adopted by each Fund’s Board. There were no meetings of the Valuation Committee during 2023.
Audit Committee. The current members of the Audit Committee are Mr. James E. Hillman (Chairman of the Audit Committee), Dr. Paul Craig Roberts and Ms. Joyce E. Heinzerling, all of whom are Independent Directors. The Audit Committee has determined that Mr. Hillman is an “audit committee financial expert,” as such term is defined by the rules of the 1940 Act. The Audit Committee of each Fund met four times during 2023.
The Audit Committee operates pursuant to a written charter and is responsible for, among other things, overseeing the integrity of the Funds’ financial statements, the Funds’ compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Funds’ internal controls over financial reporting, the Funds’ disclosure controls and procedures, and the Funds’ code of business conduct and ethics pursuant to the Sarbanes Oxley Act of 2002.
Insider Trading. The Funds’ Sarbanes Oxley code of business conduct and ethics prohibits senior officers of the Funds from using material non-public knowledge of portfolio transactions made or contemplated for the Funds to trade personally or cause others to trade personally in contemplation of the market effect of such transaction. This and other policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations in connection with the purchase, sale, and disposition of Fund shares by officers and Directors of the Funds. Shares of the Funds are not listed on any securities exchange and therefore policies and procedures that govern insider trading in shares of a listed company are not applicable to the Funds.
Board Meetings. The Board held four regularly scheduled meetings during 2023, which were held in a hybrid format or via videoconference pursuant to exemptive relief issued by the SEC from the “in-person requirements.”2 All of the current Directors and committee members now serving attended at least 75% of the meetings of the Board or applicable committee held during 2023. The Funds do not have a policy regarding the attendance of Directors at annual shareholder meetings, as no annual shareholder meeting is required. The Directors are not expected to attend the Meeting. In accordance with the requirements of the 1940 Act and consistent with applicable state law, the Funds did not hold an annual shareholder meeting during 2023.
2	See Release No. IC 33897 (June 19, 2020), https://www.sec.gov/files/rules/exorders/2020/ic-33897.pdf.

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Shareholder Communications with the Board.
The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to Value Line Mutual Funds Board of Directors, c/o Value Line Mutual Funds, 7 Times Square, Suite 1606, New York, New York 10036-6524. A shareholder communication to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if the shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner.
All correspondence received as set forth above shall be reviewed by the Secretary of the Funds and reported to the Board. The Secretary, in good faith, may determine that a shareholder communication should not be provided to the Board because the communication: (i) does not reasonably relate to the Funds or Fund operations, management, activities, policies, service providers, Board, or a committee of the Board, officers, or shareholders, or other matters relating to an investment in the Fund, (ii) is ministerial in nature (such as a request for Fund literature, share data, or financial information), or (iii) otherwise is not appropriate for resolution by the Board or relevant to their service as Directors.
Director and Nominee Ownership of Fund Shares.
Appendix B sets forth the dollar range of equity securities beneficially owned by each Director and Nominee individually and in the aggregate, as of July 31, 2024. Securities that are beneficially owned, as defined under the Securities Exchange Act of 1934 (the “1934 Act”) include direct and indirect ownership of securities where the economic interest of the Director or Nominee is tied to the securities, employment ownership and securities when the Director or Nominee can exert voting power and when the Director or Nominee has authority to sell the securities. The dollar ranges in Appendix B are presented in accordance with SEC requirements.
Compensation of Directors and Officers.
Appendix C sets forth the compensation received from each Fund and from all the Funds by the Directors during 2023. No officers of the Funds receive any compensation from the Funds for their services to the Fund and the fund complex. None of the Independent Directors, Interested Director or any officers receive any retirement benefits or deferred compensation from any Fund or the fund complex.

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Additional Executive Officers.
The following table provides information about the executive officers of the Funds. Each executive officer is appointed by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all of the executive officers of the Funds is Value Line Mutual Funds, 7 Times Square, Suite 1606, New York, New York 10036-6524.

Name and Year of Birth	Position(s), Length of Service	Principal Occupation During Past Five Years
Mitchell E. Appel (1970)	President (since 2008); Director (since 2010).
President of each of the 7 Value Line Funds since June 2008; Trustee, Chief Executive Officer, and Treasurer of the Adviser; President since February 2009 and Chief Financial Officer since April 2008 of the Distributor.

Emily D. Washington (1979)	Vice President and Secretary (since 2008)	Vice President of each of the 7 Value Line Funds since 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Michael Wagner (1950)	Chief Compliance Officer (since 2009)	Chief Compliance Officer of each of the 7 Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC 2006 – 2019.
Jim Gallo (1964)	Treasurer and Chief Financial Officer (since 2022)
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the 7 Value Line Funds since 2022; Senior Principal Consultant Foreside Management Services, LLC, since 2022; Director Fund Services, Bank of New York Mellon, 2002 – 2021.

Robert Scagnelli (1961)	Vice President (since 2020)	Vice President of each of the 7 Value Line Funds since 2020; Vice President of the Distributor and the Adviser since 2011.

Vote Necessary to Approve this Proposal 1.
If a quorum is present at the Meeting, the following votes are required for the election of the Nominees. Quorum requirements for each Fund are set out in Appendix D.
Each Fund (other than Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., and Value Line Core Bond Fund) requires a majority of the votes cast to elect the Nominees.

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Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., and Value Line Core Bond Fund each require a plurality of votes cast to elect the Nominees, which means that the three Nominees that receive the greatest number of votes will be elected to fill the three Directors seats being voted upon. Since the three Nominees for Director are running unopposed, each Nominee is expected to be elected as a Director because all Nominees who receive one or more votes in favor will be elected. The proposed individuals will be elected even if they receive approval from less than a majority of the votes cast at the Meeting.
There is no cumulative voting in the election of Directors.
THE BOARD RECOMMENDS A VOTE “FOR” ALL NOMINEES.
PROPOSAL 2. Transaction of Such Other Business as May Properly Come Before the Meeting or Any Adjournment, Postponements or Delays Thereof
The second Proposal is to transact such other business as may properly come before the Meeting or any adjournment, postponements or delays thereof. The persons named in the accompanying form of Proxy Card have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or to effect the same. Neither these persons named on the Proxy Card nor the Board are aware of any matters which may be presented by others. Nonetheless, if any other business shall properly come before the Meeting, the named proxy holders intend to vote thereon in accordance with their best judgment. If a quorum is present, unless otherwise specified herein, the vote required to transact such other business as may properly come before the meeting or any adjournment, postponements or delays thereof is a majority of votes cast.
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

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OTHER INFORMATION
Share Ownership of Directors and Management.
As of July 31, 2024, the officers, Directors and Nominees of each Fund owned, as a group, less than 1% of the outstanding shares of each Fund. None of the Independent Directors and Nominees, nor his or her immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.
Other Matters.
There is no arrangement or understanding with respect to the selection or appointment of any person to any office with either the Funds or the Adviser.
There have been no material legal proceedings, pending or otherwise, against any Director or Nominee during the past ten years. Moreover, there are no material pending legal proceedings to which any Director or Nominee or affiliated person of such Director or Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons. Legal proceedings are material only to the extent that they are likely to have a material adverse effect on the Funds or the ability of the Adviser to perform its contracts with the Funds.
The Adviser provides investment advisory services to certain other clients that may have investment objectives and policies similar to those of the Funds. The Adviser does not provide investment advisory services to any other investment funds.
As of July 31, 2024, the shareholders identified in Appendix E were known by the Funds to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund.
Investment Adviser.
EULAV Asset Management serves as the investment adviser to each Fund. The principal business address of EULAV Asset Management is 7 Times Square, Suite 1606, New York, NY 10036-6524. Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. On June 30, 2008, Value Line, Inc. reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which was EULAV Asset Management, LLC. As part of that reorganization, each Fund’s Advisory Agreement was transferred from Value Line, Inc. to EULAV Asset Management, LLC, and EULAV Asset Management, LLC replaced Value Line, Inc. as each Fund’s investment adviser. Subsequently, on December 23, 2010, EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management. Although the Advisory Agreements with EULAV Asset Management, LLC terminated by operation of law as a result of this

18

restructuring, they were replaced by substantively identical Advisory Agreements with EULAV Asset Management that differ only in the date of execution, the two-year initial term, and immaterial changes in form and updates. As of July 31, 2024, the Adviser provided investment advisory services for approximately $4.5 billion of assets. The name and principal occupation of directors and principal executive officers of the Adviser are provided in Appendix F attached to this Proxy Statement.
Other Service Providers.
Principal Underwriter. EULAV Securities LLC is the principal underwriter of the Funds. EULAV Securities LLC’s principal business address is 7 Times Square, Suite 1606, New York, New York 10036-6524.
Administrator. State Street Bank and Trust Company (“State Street”) provides certain bookkeeping, accounting and administrative services for the Funds. State Street, whose address is 1 Iron Street, Boston, MA 02110, also acts as each Fund’s custodian and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Funds’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund’s investments. As dividend-paying agent, State Street transmits payments for dividends and distributions declared by each Fund.
Independent Registered Public Accountants. PricewaterhouseCoopers LLP (“PWC”), 300 Madison Avenue, New York, NY 10017, serves as each Fund’s independent registered public accounting firm. Representatives of PWC will not be present at the Meeting.
The Funds’ Audit Committee has established certain pre-approval policies and procedures relating to the engagement of the Funds’ independent registered public accountants to provide non-audit services to the Funds or to the Funds’ investment adviser, or the Funds’ investment adviser’s affiliates, that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds (the “Non-Audit Services Pre-Approval Policies”).
Independence of PwC. The Audit Committee has considered whether the provision of non-audit services rendered to the Funds’ investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining PwC’s independence, and has determined that the provision of these services does not compromise PwC’s independence.
Disclosure of Fees. Appendix F sets forth for each Fund’s two most recent fiscal years, the fees billed by PwC for all audit and non-audit services provided directly to the Fund. Appendix F also sets out separately the fees, if any, billed by PwC for non-audit services rendered to the Adviser, the Distributor and any other entity

19

controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (“adviser affiliates”). The fee information in Appendix F is presented under the following captions:
(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.
(b) Audit-Related Fees—fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.
(c) Tax Fees—fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice.
(d) All Other Fees—fees for products and services provided to the Fund and adviser affiliates other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
Future Shareholder Proposals.
Pursuant to rules adopted by the SEC under the 1934 Act, shareholders may request for inclusion in the Board’s proxy statement for future shareholder meetings certain proposals for actions which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Funds’ proxy statement and is subject to limitations under the 1934 Act. Because the Funds do not hold regular meetings of shareholders, no anticipated date of the next meeting can be provided.
Voting of Proxies.
Shares represented by properly given proxies and received by the Secretary of the Funds prior to the Meeting, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy but do not fill in a vote, your shares will be voted in favor of each of the Nominees for Director and in favor of Proposal 2. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies on the enclosed Proxy Card.
A proxy with respect to shares held in the name of two or more persons will be valid if executed by one of them, unless at or prior to the exercise of such proxy, the Funds receive specific written notice to the contrary from one of such persons.

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A proxy purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise. The burden of proving the invalidity of the proxy will rest with the person seeking to challenge it.
Revocation of Proxies; Counting of Votes.
Any shareholder giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Funds a written notice of revocation; (ii) submitting to the Funds a subsequently dated and executed proxy; (iii) attending the Meeting and voting in person; or (iv) notifying the Funds of the revocation by calling the toll-free number on the Proxy Cards. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
Abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proxy to which they relate, but will be counted as votes present at the Meeting for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not affect the vote on Proposal 1 or Proposal 2.
Quorum Requirements.
A quorum of shareholders of a Fund is necessary to hold a valid meeting for that Fund. The quorum requirement for each Fund is summarized in Appendix D.
For each Fund (other than Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., and Value Line Core Bond Fund), a quorum will exist if holders of a majority of the Fund’s shares entitled to vote on the Record Date (without regard to share class) are present at the Meeting in person or by proxy.
For Value Line Small Cap Opportunities Fund, Inc., Value Line Asset Allocation Fund, Inc., and Value Line Core Bond Fund, a quorum will exist if holders of one third of the Fund’s shares entitled to vote on the Record Date (without regard to share class) are present at the Meeting in person or by proxy.
Adjournment.
In the event that a quorum is not present, or if a quorum is present but sufficient votes to approve a Proposal are not received, the duly appointed proxy holders may propose one or more adjournments of the Meeting to permit further solicitation of proxies in favor of the Proposal. In case any such adjournment is proposed, the persons named in the accompanying form of proxy will vote the proxies which they are entitled to vote for Proposal 1 in favor of adjournment, and will vote those proxies required to be voted against Proposal 1 against adjournment. To pass, any such adjournment or postponement will require a majority of votes cast at the

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Meeting, whether or not a quorum is present. In connection with any proposal to adjourn the Meeting to permit the continued solicitation of proxies in favor of the Proposals, proxies that do not contain specific restrictions to the contrary will be voted in favor of adjournment.
At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called. A shareholder vote may be taken on one or more of the Proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any such vote will be final regardless of whether the Meeting is adjourned with respect to any other Proposal. The Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the Meeting of any other Fund.
Solicitation of Proxies and Payment of Expenses.
This solicitation of proxies for the Meeting is being made by the Funds. All costs associated with the Meeting, including preparing and delivering proxy materials to shareholders, soliciting proxies and conducting the Meeting will be borne by the Funds. The solicitation of proxies may include telephonic, Internet, mail or oral communication by officers and service providers of the Funds, who will not be paid for these services, and/or by Broadridge Financial Solutions, Inc. (“Broadridge”), which has been retained by the Funds for an estimated fee of $195,000. Brokerage houses, banks and other fiduciaries or intermediaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of Proxy Cards, and they will be reimbursed, upon request, for out-of-pocket expenses incurred in this connection.
Shareholders who submit their Proxies telephonically will be prompted to record their vote by an automated phone service. The automated service will ask the shareholder to confirm his or her vote once entered or vote again if the shareholder would like to change his or vote. A shareholder may opt-in to receive a confirmation of his or her vote.
Should shareholders require additional information regarding the proxy or replacement Proxy Cards, they may contact Broadridge (toll-free) at 1-877-777-8588. Representatives are available Monday through Friday, 9:00 a.m.-10:00 p.m. (Eastern Time), and Saturday and Sunday, 10:00 a.m.-6:00 p.m. (Eastern Time). Any proxy given by a shareholder, whether in writing or by telephone or the Internet, is revocable until voted at the Meeting.
By Order of the Boards of Directors,
/s/ Mitchell E. Appel
Mitchell E. Appel, President
September 12, 2024

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APPENDIX A
VALUE LINE FAMILY OF FUNDS
NOMINATING/GOVERNANCE COMMITTEE CHARTER
I.
Purposes of the Nominating/Governance Committee. The Nominating/
Governance Committees (the “Committee”) of the Boards of Directors (the “Boards,” and each member of a Board, a “Director”) of the Value Line family of funds (the “Funds”) have two primary roles: (a) nomination of the Independent Trustees (as defined in Section IV below); and (b) supervision of fund governance matters.
II.	Nomination Role. With regard to the nomination of Independent Directors, the Committee is authorized to:
•	Identify individuals qualified to serve as Independent Directors on the Boards;
•	Review the qualifications of any person properly identified or nominated to serve as an Independent Director on the Boards;
•
Recommend to the Boards and the then-current Independent Directors:
(i) the nominee(s) for appointment as Independent Director(s) by the Boards and the then-current Independent Directors, and (ii) the nominee(s) for election as Independent Directors(s) by shareholders to fill any vacancy for a position of Independent Director on the Boards;
•
Recommend to the Boards and the then-current Independent Directors, the size and composition of the Boards and Board committees and determine the composition of the Boards and Board committees is as prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws and regulations and industry best practices as applicable to the Funds; and

•
Recommend to the Boards and the then-current Independent Directors, an Independent Director to either serve as a “lead” Independent Director or as the Chairperson of the Boards, in accordance with the rules and regulations under the 1940 Act as in effect from time to time and industry best practices as applicable to the Funds. The Boards have determined that each initial and renewal term (as applicable) of the Chairperson or lead Independent Director shall be three (3) years or until his or her earlier resignation or removal. Prior to the expiration of the term of the then-serving Chairperson or lead Independent Director, the Committee shall consider and recommend to the Boards at least one Board member to serve (which Board member may be the person then serving as such).

The Committee performs these functions to assist the Boards and the Independent Directors in carrying out their fiduciary responsibilities and the requirements of the 1940 Act and the rules thereunder with respect to the selection and nomination of

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members of the Boards. Nomination of any person to serve on the Boards as an Independent Director shall initially be acted upon by the Independent Directors and then by the entire Boards. Nomination of any persons to serve on the Boards other than as Independent Directors shall be made by the Boards.
The Committee shall have the authority to retain and terminate any search firm or other consultant to be used to identify Independent Director candidates, including the authority to approve its fees and other retention terms. The Committee is empowered to cause the Funds to pay the compensation of any search firm or other consultant engaged by the Committee.
The Committee shall make nominations for the appointment or election of Independent Directors in accordance with this Charter and shall apply the criteria and principles set forth in the “General Guidelines for Selecting Independent Directors” attached hereto as Annex A.
The Boards believe that shareholders as a group are best served, considering the efficient allocation of Fund and Board resources, by maintaining a policy not to consider Director nominations recommended by individual shareholders. Thus, it is the Boards’ policy not to consider Director nominations recommended by shareholders (although such persons may be considered if recommended by other persons, such as an Independent Director, or if the Committee deems it appropriate after considering all circumstances its members deem relevant).
In addition to members of the Committee, the President and other officers of the Funds, even if not members of the Committee, may be solicited for their input on candidates and to recruit candidates for the relevant Board. The Committee shall give candidates recommended by the President and other officers of the Funds the same consideration given to any other candidate.
III.	Fund Governance Role. With regard to fund governance, the Committee is authorized to:
•
Monitor and evaluate industry and legal developments with respect to fund governance matters, and seek to comply with all applicable requirements, with a view to identifying and recommending to the Boards “best practices” that may be applicable to the Funds;

•	Periodically review the role and responsibilities of any lead Independent Director or any Chairperson;
•	Periodically consider and make appropriate recommendations to the Boards on the appropriate level of compensation to be paid to the Independent Directors;
•
Recommend to the Boards any new or revised policies and guidelines or revisions to this Charter regarding fund governance matters and to the Funds’ Governance Policies, as the Committee deems necessary;

A-2

•
Recommend to the Boards procedures for evaluating the performance of the Directors and Board committees, including the chairpersons thereof, and, at least once annually, evaluate the performance of the Boards and the committees of the Boards, pursuant to the requirements of Rule 0-1 under the 1940 Act or other applicable requirements;

•
Consider, with the assistance of counsel to the Funds and counsel to the Independent Directors, any issues or controversies arising as to whether or not any Director designated as an Independent Director in fact satisfies all of the criteria for such status (whether imposed by law or any such more stringent policies as may be adopted by the Boards). This assessment may occur upon: (i) the consideration of a new Director, (ii) a Director’s joining the board of another entity, or (iii) at such other time as the Committee in its discretion may deem appropriate. The Committee shall make recommendations to the Boards regarding the same;

•	At least once annually, evaluate the independence (pursuant to the requirements of Rule 0-1 of the 1940 Act) of counsel to the Independent Directors; and
•	Consider other fund governance related issues or conflicts that are brought before the Committee and make recommendations to the Board, as appropriate.
IV.
Committee Operations. The Committee shall be composed of all the members of the Boards that are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Funds (each, an “Independent Trustee”).

The Committee may, but is not required to, appoint a Chairperson of the Committee by majority vote. If a Chairperson is appointed, he or she shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chairperson shall serve until he or she resigns, is removed by the Committee, or is replaced by a duly appointed successor.
The compensation, if any, of Committee members and its Chairperson shall be as determined from time to time by the Boards.
The Committee shall meet with such frequency as the members of the Committee shall from time to time determine to be appropriate. Meetings of the Committee shall be open to all Board members; however, no member of any Board other than a member of the Committee shall have the right to vote on any matter brought before the Committee and the Committee may hold executive sessions during which only members of the Committee are present. An affirmative vote or consent of a majority of all the members of the Committee is required for the Committee to take action. Any action permitted to be taken by the Committee may be taken by written action signed by at least a majority of the members of the Committee. The Committee shall cause to be kept such records of its meetings as it shall deem appropriate.

A-3

As it deems necessary and at the Funds’ expense, the Committee is authorized to confer with, and to seek the help of, outside advisors, including without limitation, counsel to the Funds and counsel to the Independent Directors, and officers or other employees of the Funds, as well as officers and employees of Value Line, Inc. and Value Line Securities, Inc. that perform services for or on behalf of the Funds.
The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter, including Annex A, and recommend any proposed changes to the Board for consideration.
IV.	Approval of Charter. This Charter and any amendments are subject to approval by the Boards.

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ANNEX A to APPENDIX A
General Guidelines for Selecting Independent Directors
I.	Application of Criteria to Prospective Independent Directors. The Committee expects that all candidates should generally have the following characteristics:
1.	The candidate may not be an “interested person” (within the meaning of the 1940 Act) of the Funds, any adviser to the Funds or the Funds’ principal underwriter.
2.
The candidate should have a reputation for integrity, honesty and adherence to high ethical standards. As fiduciaries, mutual fund directors must affirmatively consider a candidate’s reputation prior to recommending the candidate to serve as a director. The Committee’s consideration of this criterion may be accomplished through personal knowledge of the candidate or through inquiries of other persons that know the candidate or by receipt of references.

3.
The candidate should have demonstrated business acumen, experience and ability to exercise sound judgment and should be willing and able to contribute constructively to the decision-making process of the Funds.

4.
The candidate should be committed to understanding the Funds and the responsibilities of an Independent Director of an investment company and to regularly attending and participating in meetings of the Boards and the committees on which the candidate would be a member.

5.	The candidate should have the ability to understand the sometimes conflicting interests of the various constituencies of the Funds and to act in the interests of all shareholders.
6.
The candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Director.

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board will be considered.
For each candidate, the Committee shall evaluate specific experience in light of the makeup of the then-current Boards.
The Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Committee finds that the candidate has additional qualifications such that his/her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Director.

In evaluating candidates, the Committee may, but shall not be required to, consider whether a candidate would qualify as an “audit committee financial expert,” as such term is defined by rules under the 1940 Act.
II.
Application of Criteria to Existing Independent Directors. Each existing Independent Director shall continue to serve in such capacity in accordance with, and subject to, the Funds’ charter documents and any policies adopted by the Boards relating thereto. Any re-nomination of an existing Independent Director should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Committee shall consider the existing Independent Director’s performance on the Boards and any committees thereof.

APPENDIX B
This Appendix sets forth the dollar range of equity securities beneficially owned by every Director and Nominee, separately in each Fund and in the aggregate for all Funds, as of July 31, 2024.

Name of Person	Dollar Range of Equity Securities in Value Line Small Cap Opportunities Fund	Dollar Range of Equity Securities in Value Line Mid Cap Focused Fund	Dollar Range of Equity Securities in Value Line Select Growth Fund	Dollar Range of Equity Securities in Value Line Larger Companies Focused Fund
Interested Director
Mitchell E. Appel	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000
Independent Directors
Joyce E. Heinzerling	$1 - $10,000	$10,001 - $50,000	$-0-	$1 - $10,000
Paul Craig Roberts	$-0-	$-0-	$-0-	$-0-
Incumbent Nominee
James E. Hillman	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000
Non-Incumbent Nominees
Cornelius V. Kilbane, Jr.	$-0-	$-0-	$-0-	$-0-
Linda Ridolfi	$-0-	$-0-	$-0-	$-0-
Name of Person	Dollar Range of Equity Securities in Value Line Asset Allocation Fund	Dollar Range of Equity Securities in Value Line Capital Appreciation Fund	Dollar Range of Equity Securities in Value Line Core Bond Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Interested Director
Mitchell E. Appel	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	Over $100,000
Independent Directors
Joyce E. Heinzerling	$10,001 - $50,000	$1 - $10,000	$-0-	$50,001 - $100,000
Paul Craig Roberts	Over $100,000	$-0-	$-0-	Over $100,000
Incumbent Nominee
James E. Hillman	$10,001 - $50,000	Over $100,000	$-0-	Over $100,000
Non-Incumbent Nominees
Cornelius V. Kilbane, Jr.	$-0-	$-0-	$-0-	$-0-
Linda Ridolfi	$-0-	$-0-	$-0-	$-0-

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APPENDIX C
This Appendix sets forth the compensation received by the Directors from each Fund and total compensation from all Funds in the fund complex for the fiscal year ended December 31, 2023.

Name of Person	Aggregate Compensation From Value Line Small Cap Opportunities Fund	Aggregate Compensation From Value Line Mid Cap Focused Fund	Aggregate Compensation From Value Line Select Growth Fund	Aggregate Compensation From Value Line Larger Companies Focused Fund
Interested Director
Mitchell E. Appel	$-0-	$-0-	$-0-	$-0-
Independent Directors
Joyce E. Heinzerling	$14,859	$27,411	$12,912	$8,822
James E. Hillman	$18,648	$34,215	$15,179	$11,005
Paul Craig Roberts	$14,859	$27,411	$12,912	$8,822

Name of Person	Aggregate Compensation From Value Line Asset Allocation Fund	Aggregate Compensation From Value Line Capital Appreciation Fund	Aggregate Compensation From Value Line Core Bond Fund	Total Compensation From Value Line Funds
Interested Director
Mitchell E. Appel	$-0-	$-0-	$-0-	$-0-
Independent Directors
Joyce E. Heinzerling	$32,436	$14,191	$1,369	$112,000
James E. Hillman	$840,677	$17,747	$1,529	$140,000
Paul Craig Roberts	$32,436	$14,191	$1,369	$112,000

C-1

APPENDIX D
Quorum Requirements

FUND	QUORUM REQUIREMENT
Value Line Small Cap Opportunities Fund, Inc.	One-third
Value Line Mid Cap Focused Fund, Inc.	Majority
Value Line Select Growth Fund, Inc.	Majority
Value Line Larger Companies Focused Fund, Inc.	Majority
Value Line Asset Allocation Fund, Inc.	One-third
Value Line Capital Appreciation Fund, Inc.	Majority
Value Line Core Bond Fund	One-third

D-1

APPENDIX E
Share Ownership of Certain Beneficial Owners
As of July 31, 2024, the shareholders identified below were known by the Fund to own, beneficially or of record, more than 5% of any class of outstanding shares of a Fund.

Name and Address of Owner	Shares	Percent of Ownership
Value Line Small Cap Opportunities Fund, Inc.
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	3,562,042 (Investor Class)	58.8%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	986,751 (Institutional Class)	19.4%
National Financial Services Co. 499 Washington Blvd. Jersey City, NJ 07310	1,179,213 (Investor Class)	19.5%
	1,078,551 (Institutional Class)	21.2%
Ameriprise Advisor Services 707 2nd Ave. Minneapolis, MN 55402	1,575,539 (Institutional Class)	31.0%
Morgan Stanley Smith Barney LLC 1 New York Plaza New York, NY 10004	329,213 (Investor Class)	5.4%
LPL Financial Corp 4707 Executive Dr. San Diego, CA 92121	573,047 (Institutional Class)	11.3%
Value Line Mid Cap Focused Fund, Inc.
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	4,129,334 (Investor Class)	28.0%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	6,031,501 (Institutional Class)	18.0%
National Financial Services Co. 499 Washington Blvd. Jersey City, NJ 07310	4,657,174 (Investor Class)	31.5%
	6,882,584 (Institutional Class)	20.6%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402	5,783,708 (Institutional Class)	17.3%
LPL Financial Corp 4707 Executive Dr. San Diego, CA 92121	5,075,959 (Institutional Class)	15.2%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,119,676 (Institutional Class)	6.3%

E-1

Name and Address of Owner	Shares	Percent of Ownership
Value Line Select Growth Fund, Inc.
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	2,104,158 (Investor Class)	19.1%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	27,680 (Institutional Class)	6.0%
National Financial Services Co. 499 Washington Blvd. Jersey City, NJ 07310	1,662,617 (Investor Class)	15.1%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402	287,454 (Institutional Class)	61.6%
LPL Financial Corp 4707 Executive Dr. San Diego, CA 92121	52,803 (Institutional Class)	11.3%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	31,303 (Institutional Class)	6.7%
Sam Rae Susan Rae JT Wros 40 Michelle Way Pine Brook, NJ 07058	23,981 (Institutional Class)	5.0%
Value Line Larger Companies Focused Fund, Inc.
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,120,186 (Investor Class)	10.9%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	15,266 (Institutional Class)	7.2%
National Financial Services Co. 499 Washington Blvd. Jersey City, NJ 07310	838,268 (Investor Class)	8.2%
	21,924 (Institutional Class)	10.3%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402	102,434 (Institutional Class)	48.3%
UMB Bank Steven Wilson 215 Skyline Dr. Indiana, PA 15701	11,273 (Institutional Class)	5.3%
CAO VAN Pham Inc. Money Purchase Pension Plan 18356 Santa Joanana Fountain Valley, CA 92708	22,726 (Institutional Class)	10.7%

E-2

Name and Address of Owner	Shares	Percent of Ownership
Value Line Asset Allocation Fund, Inc.
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	3,767,679 (Investor Class)	43.0%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	2,073,508 (Institutional Class)	16.4%
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	2,002,383 (Investor Class)	22.9%
	2,245,217 (Institutional Class)	17.8%
Ameriprise Advisor Services 707 2nd Ave. Minneapolis, MN 55402	2,667,375 (Institutional Class)	21.1%
LPL Financial Corp 4707 Executive Dr. San Diego, CA 92121	1,953,677 (Institutional Class)	15.4%
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	2,143,012 (Institutional Class)	16.9%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	566,209 (Investor Class)	6.5%
	966,594 (Institutional Class)	7.6%
Value Line Capital Appreciation Fund, Inc.
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	5,915,125 (Investor Class)	19.1%
	956,114 (Institutional Class)	13.1%
National Financial Services Co. 499 Washington Blvd. Jersey City, NJ 07310	6,686,568 (Investor Class)	21.6%
	610,784 (Institutional Class)	8.4%
American Enterprise Investment Services 707 2nd Ave. S. Minneapolis, MN 55402	2,020,555 (Institutional Class)	27.7%
Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	458,599 (Institutional Class)	6.3%
LPL Financial Corp 4707 Executive Dr. San Diego, CA 92121	1,032,459 (Institutional Class)	14.1%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	368,190 (Institutional Class)	5.0%
Value Line Core Bond Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	255,365 (Investor Class)	9.1%

E-3

APPENDIX F
Audit Fees, Audit Related Fees, Tax Fees, and All Other Fees Paid to Independent Registered Public Accounting Firms.
The fiscal year end of all the Funds is December 31, 2024.
Audit Fees and Audit Related Fees

	Audit Fees		Audit Related Fees
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Value Line Small Cap Opportunities Fund, Inc.	$ 36,696	$ 26,231	$ 0	$ 0
Value Line Mid Cap Focused Fund, Inc.	$ 59,330	$ 44,071	$ 0	$ 0
Value Line Select Growth Fund, Inc.	$ 32,426	$ 36,715	$ 0	$ 0
Value Line Larger Companies Focused Fund, Inc.	$ 27,727	$ 29,810	$ 0	$ 0
Value Line Asset Allocation Fund, Inc.	$ 56,355	$ 46,679	$ 0	$ 0
Value Line Capital Appreciation Fund, Inc.	$ 36,816	$ 34,852	$ 0	$ 0
Value Line Core Bond Fund	$ 19,317	$ 20,175	$ 0	$ 0

Tax Fees and All Other Fees

	Tax Fees		All Other Fees
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Value Line Small Cap Opportunities Fund, Inc.	$9,320	$7,862	$ 0	$ 0
Value Line Mid Cap Focused Fund, Inc.	$ 12,798	$9,879	$ 0	$ 0
Value Line Select Growth Fund, Inc.	$8,780	$8,887	$ 0	$ 0
Value Line Larger Companies Focused Fund, Inc.	$7,468	$8,382	$ 0	$ 0
Value Line Asset Allocation Fund, Inc.	$ 14,855	$ 14,172	$ 0	$ 0
Value Line Capital Appreciation Fund, Inc.	$9,098	$11,329	$ 0	$ 0
Value Line Core Bond Fund	$4,206	$5,640	$ 0	$ 0

F-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	V54737-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD (INCLUDING ALL OF THE INDEPENDENT DIRECTORS) RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH OF THE FOLLOWING PROPOSALS:
1.	To elect three nominees for Directors, as named in the Proxy Statement, of each Fund, each of whom will serve until he or she resigns, is removed, dies or becomes incapacitated.
	The nominees for Directors are:	For	Withhold
	1a. Linda R. Ridolfi	☐	☐
	1b. James E. Hillman	☐	☐
	1c. Cornelius V. Kilbane, Jr.	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment, postponements or delays thereof.			For	Against	Abstain
				☐	☐	☐

NOTE: Please be sure that you complete, sign and date your proxy card. In signing, please write your name(s) exactly as it (they) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Proxies being signed by or on behalf of corporate shareholders should be signed in full corporate name by an authorized officer. Joint owners should each sign personally.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature [Joint Owners]		Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V54738-TBD

PROXY CARD

Value Line Small Cap Opportunities Fund, Inc.

Value Line Mid Cap Focused Fund, Inc.

Value Line Select Growth Fund, Inc.

Value Line Larger Companies Focused Fund, Inc.

Value Line Asset Allocation Fund, Inc.

Value Line Capital Appreciation Fund, Inc.

Value Line Core Bond Fund

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

To be held November 15, 2024

I (We), having received notice of the Special Meeting of Shareholders (the “Meeting”) of the Value Line Mutual Funds noted above (the “Funds” and each individually a “Fund”) and the accompanying Proxy Statement therefore, and revoking all prior proxies, hereby appoint Mitchell E. Appel, Robert Scagnelli, and Emily D. Washington (the “Named Proxies”), and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Meeting of my (our) Fund to be held on November 15, 2024 at 9:30 a.m. (Eastern Time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, 45th floor, New York, New York 10007, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying Proxy Statement) in respect of all shares of the Fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

The shares represented by this proxy will be voted in accordance with my (our) instructions as given on the reverse side with respect to each Proposal. If this proxy is executed but no instruction is given, I (we) understand that the Named Proxies will vote my (our) shares in favor of each Proposal. The Named Proxies are authorized to vote on any other business that may properly come before the Meeting in their discretion.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES (THE “BOARD”) OF YOUR FUND.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED ON THE REVERSE SIDE.